DWS Small Cap Index VIP

Additional holdings of the securities of its regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities (item # 25)


Name of the Regular Broker or Dealer of Parent(Issuer)
IRS Number Type of Security owned D=debt E=equity

Value of Security owned at the end of current period
(000's omitted)

First Midwest Bancorp, Inc
123


First South Bancorp., Inc.

Equity
28

1st Source Corp.

Equity
85

FirstMerit Corp.

Equity
466

Flagstar Bancorp., Inc.

Equity
9

Flushing Financial Corp.

Equity
68

Forestar Group, Inc.*

Equity
147

Fox Chase Bancorp., Inc.*

Equity
51

GFI Group, Inc.

Equity
151

German American Bancorp., Inc.

Equity
51

Glacier Bancorp., Inc.

Equity
304

Gladstone Capital Corp.

Equity
52

Gladstone Investment Corp.

Equity
32

Great Southern Bancorp., Inc.

Equity
73

GUARANTY BANCORP

Equity
31

Hallmark Financial Services, Inc.*

Equity
20

Hampton Roads Bankshares, Inc.

Equity
49

Hancock Holding Co.

Equity
258

Harleysville National Corp.

Equity
65

Heartland Financial USA, Inc.

Equity
61

Hercules Technology Growth Capital, Inc.

Equity
104

Heritage Financial Corp.

Equity
19

Heritage Financial Group

Equity
3

Hilltop Holdings, Inc.*

Equity
157

Home Bancshares, Inc.

Equity
94

Home Bancorp., Inc.*

Equity
34

Home Federal Bancorp., Inc.

Equity
55

IBERIABANK Corp.

Equity
211

Independent Bank Corp-Mass

Equity
138

International Assets Holding Corp.*

Equity
22

International Bancshares Corp.

Equity
185

Investors Bancorp., Inc.*

Equity
145

JMP Group, Inc.

Equity
36

KBW, Inc.*

Equity
336

K-Fed Bancorp.

Equity
10

Kayne Anderson Energy Development Co.

Equity
43

Kearny Financial Corp.

Equity
66

Kentucky First Federal Bancorp.

Equity
9

Knight Capital Group, Inc.

Equity
532

LaBranche & Co., Inc.*

Equity
84

Lakeland Bancorp., Inc.

Equity
60

Lakeland Financial Corp.

Equity
77

Legacy Bancorp., Inc.

Equity
25

MB Financial, Inc.

Equity
125

MVC Capital, Inc.

Equity
62

Main Street Capital Corp.

Equity
33

MainSource Financial Group, Inc.

Equity
53

MarketAxess Holdings, Inc.*

Equity
101

Mercer Insurance Group, Inc.

Equity
27

Merchants Bancshares, Inc.

Equity
33

Meridian Interstate Bancorp., Inc.*

Equity
21

Metro Bancorp., Inc.*

Equity
29

MidSouth Bancorp., Inc.

Equity
24

NBT Bancorp., Inc.

Equity
248

NASB Financial, Inc.

Equity
29

Nara Bancorp., Inc.

Equity
43

National Bankshares, Inc.

Equity
53

National Penn Bancshares, Inc.

Equity
134

NewAlliance Bancshares, Inc.

Equity
413

Northeast Community Bancorp., Inc.

Equity
13

Northfield Bancorp., Inc.

Equity
72

Northrim BanCorp., Inc.

Equity
27

Northwest Bancorp., Inc.

Equity
113

Norwood Financial Corp.

Equity
17

OceanFirst Financial Corp.

Equity
33

Ohio Valley Banc Corp.

Equity
37

Old National Bancorp.

Equity
223

Old Point Financial Corp.

Equity
10

Old Second Bancorp., Inc.

Equity
24

Oppenheimer Holdings, Inc.

Equity
71

optionsXpress Holdings, Inc.

Equity
220

Oriental Financial Group, Inc.

Equity
79

Oritani Financial Corp.*

Equity
51

Orrstown Financial Services, Inc.

Equity
62

Pacific Capital Bancorp.

Equity
36

Pacific Continental Corp.

Equity
50

PacWest Bancorp.

Equity
113

Park National Corp.

Equity
209

Peapack-Gladstone Financial Corp.

Equity
50

PennantPark Investment Corp.

Equity
49

Penns Woods Bancorp., Inc.

Equity
35

Penson Worldwide, Inc.*

Equity
61

Peoples Bancorp., Inc.

Equity
61

Peoples Financial Corp.

Equity
21

Pinnacle Financial Partners, Inc.*

Equity
109

Piper Jaffray Companies, Inc.*

Equity
287

Porter Bancorp., Inc.

Equity
11

PremierWest Bancorp.

Equity
23

PrivateBancorp., Inc.

Equity
260

Prospect Capital Corp.

Equity
136

Prosperity Bancshares, Inc.

Equity
461

Provident Financial Services, Inc.

Equity
182

Provident New York Bancorp.

Equity
94

Prudential Bancorp., Inc.-pa

Equity
13

Pzena Investment Management, Inc.

Equity
21

Renasant Corp.

Equity
111

Republic Bancorp., Inc.

Equity
75

Republic First Bancorp., Inc.*

Equity
17

Rockville Financial, Inc.

Equity
27

Roma Financial Corp.

Equity
37

Ruth's Hospitality Group, Inc.*

Equity
26

S&T Bancorp., Inc.

Equity
100

SCBT Financial Corp.

Equity
105

SVB Financial Group*

Equity
300

SWS Group, Inc.

Equity
117

S.Y. Bancorp., Inc.

Equity
93

Sanders Morris Harris Group, Inc.

Equity
34

Sandy Spring Bancorp., Inc.

Equity
81

Santander BanCorp.*

Equity
6

Shore Bancshares, Inc.

Equity
47

Sierra Bancorp.

Equity
29

Signature Bank*

Equity
323

Simmons First National Corp.

Equity
126

Smithtown Bancorp., Inc.

Equity
61

South Financial Group, Inc.

Equity
36

Southside Bancshares, Inc.

Equity
106

Southwest Bancorp., Inc.

Equity
46

State Bancorp., Inc.

Equity
37

StellarOne Corp.

Equity
97

Sterling Bancshares, Inc.

Equity
175

Sterling Bancorp.

Equity
50

Sterling Financial Corp-Washington

Equity
51

Stifel Financial Corp.*

Equity
442

Suffolk Bancorp.

Equity
87

Sun Bancorp., Inc.*

Equity
23

Susquehanna Bancshares, Inc.

Equity
146

TICC Capital Corp.

Equity
42

Texas Capital Bancshares, Inc.*

Equity
184

Thomas Weisel Partners Group, Inc.*

Equity
40

Tompkins Financial Corp.

Equity
138

Tower Bancorp., Inc.

Equity
38

TowneBank

Equity
103

Transcontinental Realty Investors, Inc.

Equity
3

Triangle Capital Corp.

Equity
27

TriCo Bancshares

Equity
71

TrustCo Bank Corp.

Equity
155

Trustmark Corp.

Equity
371

UCBH Holdings, Inc.

Equity
53

UMB Financial Corp.

Equity
409

US Global Investors, Inc.

Equity
44

Umpqua Holdings Corp.

Equity
156

Union Bankshares Corp.

Equity
67

United America Indemnity Ltd.

Equity
59

United Community Banks, Inc

Equity
87

United Bankshares, Inc.

Equity
249

United Financial Bancorp., Inc.

Equity
76

United Security Bancshares, Inc.

Equity
42

Univest Corp. of Pennsylvania

Equity
87

ViewPoint Financial Group

Equity
52

Virtus Investment Partners, Inc.*

Equity
26

WSFS Financial Corp.

Equity
60

Washington Banking Co.

Equity
27

Washington Trust Bancorp., Inc.

Equity
82

Waterstone Financial, Inc.*

Equity
9

Webster Financial Corp.

Equity
147

WesBanco, Inc.

Equity
112

West Bancorp., Inc.

Equity
27

Westamerica Bancorp.

Equity
483

Westfield Financial, Inc.

Equity
90

Westwood Holdings Group, Inc.

Equity
77

Wilber Corp.

Equity
19

Wilshire Bancorp., Inc.

Equity
42

Wintrust Financial Corp.

Equity
134

Yadkin Valley Financial Corp.

Equity
36

Assured Guaranty Ltd.

Equity
253

Primus Guaranty Ltd.*

Equity
20

Enstar Group Ltd.*

Equity
131

Flagstone Reinsurance Holdings Ltd.

Equity
134

Greenlight Capital Re Ltd.

Equity
163

MF Global Ltd.*

Equity
197

Cape Bancorp., Inc.*

Equity
32

Maiden Holdings Ltd.

Equity
109